UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2021 ( September 14, 2021)

Opendoor Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39253	98-1515020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 N. Scottsdale Road, Suite 1600 Tempe, AZ		85281
(Address of principal executive offices)		(Zip Code)

(415) 896-6737

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	OPEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 14, 2021, Opendoor Technologies Inc. (the "Company") entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”), and SVF Excalibur (Cayman) Limited (the “Selling Stockholder”), relating to the public offering (the "Offering") by the Selling Stockholder of 28,000,000 shares of its common stock of the Company, par value $0.0001 per share (the "Common Stock"), and a 30-day option granted to the Underwriter to purchase up to an additional 4,200,000 shares of Common Stock from the Selling Stockholder, at a price to the public of $16.69 per share. On September 16, 2021, the Offering of 28,000,000 shares of Common Stock by the Selling Stockholder to the Underwriter was completed. On September 16, 2021, the Underwriter exercised in full its option to purchase additional shares, and on September 17, 2021, the Offering of an additional 4,200,000 shares of Common Stock by the Selling Stockholder to the Underwriter was completed.

 The shares of Common Stock in the Offering were offered on a prospectus supplement, which amended and supplemented the prospectus dated March 12, 2021, which forms a part of the Company’s Registration Statement on Form S-1 (Registration No. 333-251529), as previously supplemented by the prospectus supplements filed by us on March 18, 2021, April 2, 2021, July 30, 2021, August 11, 2021, August 16, 2021, August 18, 2021 and August 24, 2021. The Company did not receive any proceeds from the Offering.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 14, 2021, by and among Opendoor Technologies Inc., Citigroup Global Markets Inc., as underwriter, and the selling stockholder named therein.
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENDOOR TECHNOLOGIES INC.

Date: September 17, 2021	By:	/s/ Carrie Wheeler
Carrie Wheeler Chief Financial Officer